SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36878	20-8627710
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer ID No.)
of incorporation)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement – Public Offering of Subordinated Notes

On May 16, 2016, National Commerce Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, National Bank of Commerce, a national banking association and wholly owned subsidiary of the Company, and Keefe, Bruyette & Woods, Inc., a Stifel Company (the “Underwriter”), for the issuance and sale by the Company of $25 million aggregate principal amount of the Company’s 6.0% Fixed-to-Floating Rate Subordinated Notes due June 1, 2026 (the “Notes”). The Company registered the offering and sale of the Notes under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-210687) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”), which became effective on May 9, 2016, and a related prospectus supplement dated May 16, 2016, which was filed with the SEC on May 17, 2016. The closing of the issuance and sale by the Company of the Notes is expected to occur on May 19, 2016.

The net proceeds from the sale of the Notes will be approximately $24.6 million, after giving effect to the underwriting discount and estimated expenses of the offering. The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, including financing organic growth and investments in, or acquisitions of, bank and non-bank financial services companies.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Subordinated Notes – Supplemental Indenture

The Notes will be issued under an Indenture dated May 19, 2016 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of May 19, 2016, between the Company and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The terms of the Notes are set forth in the Indenture, which will govern the Notes.

Unless previously redeemed, the Notes will bear interest (i) from, and including, the initial date of issuance to, but excluding, June 1, 2021 at a fixed rate equal to 6.0% per year, and (ii) from, and including, June 1, 2021 to the stated maturity date, at a floating rate equal to the three-month LIBOR determined on the determination date of the applicable interest period plus 479 basis points. Interest on the Notes will be payable on June 1 and December 1 of each year, commencing December 1, 2016, through June 1, 2021, and thereafter on March 1, June 1, September 1 and December 1 of each year through the stated maturity date or earlier redemption date. The Notes will be redeemable, in whole or in part, after June 1, 2021, and in whole but not in part upon the occurrence of certain events, in each case at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption.

There will be no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, premium, if any, or interest on, the Notes or in the performance of any other obligation of the Company under the Indenture or other security issued by the Company. The Indenture will provide that holders of the Notes may accelerate payment of indebtedness only upon the Company’s insolvency, receivership, conservatorship, reorganization or similar proceedings, or if there is a liquidation or winding up of the Company’s business.

The Notes will represent unsecured, subordinated obligations of the Company and will rank: (i) junior in right of payment and upon the Company’s liquidation to any existing and all future senior indebtedness of the Company; (ii) equally in right of payment and upon the Company’s liquidation with any future unsecured indebtedness of the Company the terms of which provide that such indebtedness ranks equally with the Notes; and (iii) senior in right of payment and upon the Company’s liquidation to any indebtedness the terms of which provide that such indebtedness ranks junior to the Notes. In addition, the Notes will be effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness, and will be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities and preferred equity of the Company’s current and future subsidiaries, including, without limitation, the Company’s bank subsidiary’s liabilities to its depositors, liabilities to general creditors and liabilities arising during the ordinary course or otherwise.

The foregoing summaries of the Base Indenture, the Supplemental Indenture and the Notes are not complete, and are each qualified in their entirety by reference to the complete text of the Base Indenture, the Supplemental Indenture and the form of Note, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated May 16, 2016 by and among National Commerce Corporation, National Bank of Commerce and Keefe, Bruyette & Woods, Inc.

4.1	Indenture dated May 19, 2016 between National Commerce Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture dated May 19, 2016, between National Commerce Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, Paying Agent and Registrar.

4.3	Form of 6.0% Fixed-to-Floating Rate Subordinated Note due June 1, 2026 (included in Exhibit 4.2).

5.1	Opinion of Maynard, Cooper & Gale, P.C. regarding legality of securities being registered.

12.1	Computation of Ratios of Consolidated Earnings to Fixed Charges.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

May 19, 2016	/s/ William E. Matthews, V
William E. Matthews, V
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated May 16, 2016 by and among National Commerce Corporation, National Bank of Commerce and Keefe, Bruyette & Woods, Inc.

4.1	Indenture dated May 19, 2016 between National Commerce Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture dated May 19, 2016, between National Commerce Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, Paying Agent and Registrar.

4.3	Form of 6.0% Fixed-to-Floating Rate Subordinated Note due June 1, 2026 (included in Exhibit 4.2).

5.1	Opinion of Maynard, Cooper & Gale, P.C. regarding legality of securities being registered.

12.1	Computation of Ratios of Consolidated Earnings to Fixed Charges.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1).